SUPPLEMENTAL CASH FLOW INFORMATION - Net Change in Non-Cash Working Capital (Details) - USD ($) $ in Millions	12 Months Ended
	Dec. 31, 2017	Dec. 31, 2016
Cash (used for) provided by:
Accounts receivable	$ (33)	$ (20)
Prepaids	(1)	0
Inventory	(37)	(10)
Accounts payable and accrued liabilities	53	25
Increase (decrease) in working capital	(18)	(5)
Cash income taxes paid, net	$ 2	$ 2